                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                 CHAPTER 11

IN RE: ENRON CORP., ET AL.,
DEBTORS                          CASE NOS. 01-16033 THROUGH 01-16046, 01-16048,
                                 01-16076, 01-16078, 01-16080, 01-16109 THROUGH
                                 01-16111, 01-16280, 01-16319, 01-16428 THROUGH
                                 01-16431, 01-16467, 01-16483, 02-10007,
                                 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                                 02-10232, 02-10252, 02-10346, 02-10464,
                                 02-10613, 02-10632, 02-10743, 02-10747,
                                 02-10748, 02-10751, 02-10755, 02-10757,
                                 02-10760, 02-10761, 02-10764, 02-10766,
                                 02-10939, 02-11123, 02-11239, 02-11242,
                                 02-11267, 02-11268, 02-11272, 02-11824,
                                 02-11884, 02-12104 , 02-12105, 02-12106,
                                 02-12347, 02-12398, 02-12400, 02-12402,
                                 02-12403, 02-12902, 02-13702, 02-13723,
                                 02-14046, 02-14632, 02-14885, 02-14977,
                                 02-15716, 02-16441, 02-16492, 03-10106,
                                 03-10673, 03-10676, 03-10678, 03-10681,
                                 03-10682, 03-11364, 03-11369, 03-11371,
                                 03-11373, 03-11374, 03-12088, 03-13151,
                                 03-13154 THROUGH 03-13160, 03-13234 THROUGH
                                 03-13241, 03-13259, 03-13446, 03-13447,
                                 03-13451, 03-13453, 03-13454, 03-13457,
                                 03-13459 THROUGH 03-13463, 03-13465, 03-13467,
                                 03-13468, 03-13469, 03-13489, 03-13500,
                                 03-13502, 03-13644, 03-13647, 03-13649,
                                 03-13862, 03-13877 THROUGH 03-13885, 03-13915,
                                 03-13918, 03-13919, 03-13920, 03-13926,
                                 03-13930, 03-13949, 03-13950, 03-13952,
                                 03-13953, 03-13957, 03-14053, 03-14054,
                                 03-14065, 03-14067, 03-14068, 03-14069,
                                 03-14070, 03-14126, 03-14130, 03-14131,
                                 03-14175, 03-14176, 03-14177, 03-14178,
                                 03-14185, 03-14223 THROUGH 03-14232, 03-14539,
                                 03-14540, 03-14862, 03-14871

                                 (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED AUGUST 31, 2003

DEBTORS' ADDRESS:                   Enron Corp. et al.
                                    1400 Smith Street
                                    Houston, TX 77002

DEBTORS' ATTORNEY:                  Weil, Gotshal & Manges LLP
                                    767 Fifth Avenue
                                    New York, NY 10153

REPORT PREPARER:                    Enron Corp. et al.

                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.

DATE: February 13, 2004          By:    /s/ Raymond M. Bowen, Jr.
                                    --------------------------------
                                 Name:  Raymond M. Bowen, Jr.
                                 Title: Executive Vice President and
                                        Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR AUGUST 2003

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through August 2003 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

- Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

- Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued monthly on a separate company basis. Entities included in the Enron consolidated tax group are currently transferring their monthly tax accrual to Enron Corp. The books and records assume that a tax sharing agreement is in effect for each of the Enron subsidiaries included in the consolidated federal tax return.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

- Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table
         2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

- Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

- Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                                                                        Transfer
                                                                                                        (to)/from
                                                     Beginning  3rd Party   3rd Party          Net      Restricted    Ending
        Debtor Company                     Case No.   Balance   Receipts   Disbursements  Intercompany    Cash      Balance (c)
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.             01-16033    $   5       -          $    -         $    -       $   -       $    5
Enron Corp.                                01-16034      111       5             (51)            36           -          101
Enron North America Corp.                  01-16035      542      18              (4)            (7)       (180)         469
Enron Power Marketing, Inc.                01-16036      321       1               -              8         (22)         308
PBOG Corp.                                 01-16037        -       -               -              -           -            -
Smith Street Land Company                  01-16038        -       -               -              -           -            -
Enron Broadband Services, Inc.             01-16039        -       -               -              -           -            -
Enron Energy Services Operations, Inc.     01-16040      108       -               -            (60)          -           48
Enron Energy Marketing Corp.               01-16041        -       1               -              -           -            1
Enron Energy Services, Inc.                01-16042       64      10              (1)            (4)          -           69
Enron Energy Services, LLC                 01-16043        -       -               -              -           -            -
Enron Transportation Services Company      01-16044        -       -               -              -           -            -
BAM Leasing Company                        01-16045        -       -               -              -           -            -
ENA Asset Holdings, L.P.                   01-16046        1       -               -              -           -            1
Enron Gas Liquids, Inc.                    01-16048        -       1               -              -           -            1
Enron Global Markets LLC                   01-16076        -       -               -              -           -            -
Enron Net Works L.L.C.                     01-16078        -       -              (4)             4           -            -
Enron Industrial Markets LLC               01-16080        -       -               -              -           -            -
Operational Energy Corp.                   01-16109        -       -               -              -           -            -
Enron Engineering & Construction Co.       01-16110        4       -               -              -           -            4
Enron Engineering & Operational
 Services Co.                              01-16111        -       -               -              -           -            -
Garden State Paper Company LLC             01-16280        8       -               -              -           -            8
Palm Beach Development Company, L.L.C.     01-16319        -       -               -              -           -            -
Tenant Services, Inc.                      01-16428        -       -               -              -           -            -
Enron Energy Information
 Solutions, Inc.                           01-16429        -       -               -              -           -            -
EESO Merchant Investments, Inc.            01-16430        -       -               -              -           -            -
Enron Federal Solutions, Inc.              01-16431        -       -               -              -           -            -
Enron Freight Markets Corp.                01-16467        -       -               -              -           -            -
Enron Broadband Services, L.P.             01-16483        -       -               -              -           -            -
Enron Energy Services North America, Inc.  02-10007        -       -               -              -           -            -
Enron LNG Marketing LLC                    02-10038        -       -               -              -           -            -
Calypso Pipeline, LLC                      02-10059        -       -               -              -           -            -
Enron Global LNG LLC                       02-10060        -       -               -              -           -            -
Enron International Fuel Management
  Company                                  02-10061        -       -               -              -           -            -
Enron Natural Gas Marketing Corp.          02-10132        -       -               -              -           -            -
ENA Upstream Company LLC                   02-10232        -       -               -              -           -            -
Enron Liquid Fuels, Inc.                   02-10252        -       -               -              -           -            -
Enron LNG Shipping Company                 02-10346        3       -               -              -           -            3
Enron Property & Services Corp.            02-10464        -       -               -              -           -            -
Enron Capital & Trade Resources
 International Corp.                       02-10613       21       -               -              -         (19)           2
Enron Communication Leasing Corp.          02-10632        -       -               -              -           -            -
Enron Wind Corp. (b)                       02-10743
Enron Wind Systems, Inc. (b)               02-10747
Enron Wind Energy Systems Corp. (b)        02-10748
Enron Wind Maintenance Corp. (b)           02-10751
Enron Wind Constructors Corp. (b)          02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)     02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)    02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)   02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)    02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)     02-10766

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                                                                           Transfer
                                                                                                           (to)/from
                                                        Beginning  3rd Party    3rd Party        Net       Restricted    Ending
           Debtor Company                     Case No.   Balance   Receipts   Disbursements  Intercompany    Cash      Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                          02-10939      -          -            -              -            -           -
Enron Processing Properties, Inc.             02-11123      -          -            -              -            -           -
Enron Methanol Company                        02-11239      -          -            -              -            -           -
Enron Ventures Corp.                          02-11242      -          -            -              -            -           -
Enron Mauritius Company                       02-11267      -          -            -              -            -           -
Enron India Holding Ltd.                      02-11268      -          -            -              -            -           -
Offshore Power Production C.V.                02-11272      -          -            -              -            -           -
The New Energy Trading Company                02-11824      4          -            -              -            -           4
EES Service Holdings, Inc                     02-11884      -          -            -              -            -           -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)  02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                  02-12106
Enron Reserve Acquisition Corp.               02-12347      -          -            -              -            -           -
EPC Estate Services, Inc.
 (formerly National Energy Production
  Corp.) (a)                                  02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902      -          -            -              -            -           -
EBF, LLC                                      02-13702      -          -            -              -            -           -
Zond Minnesota Construction Co. LLC (a)       02-13723
Enron Fuels International, Inc.               02-14046      -          -            -              -            -           -
E Power Holdings Corp.                        02-14632      -          -            -              -            -           -
EFS Construction Management Services, Inc.    02-14885      -          -            -              -            -           -
Enron Management Inc.                         02-14977      -          -            -              -            -           -
Enron Expat Services, Inc.                    02-15716      -          -            -              -            -           -
Artemis Associates, LLC                       02-16441      -          -            -              -            -           -
Clinton Energy Management Services, Inc.      02-16492      6          1            -              -            -           7
LINGTEC Constructors, L.P.                    03-10106      -          -            -              -            -           -
EGS New Ventures Group                        03-10673      -          -            -              -            -           -
Louisiana Gas Marketing Company               03-10676      -          -            -              -            -           -
Louisiana Resources Company                   03-10678      -          -            -              -            -           -
LGMI, Inc.                                    03-10681      -          -            -              -            -           -
LRCI, Inc.                                    03-10682      -          -            -              -            -           -
Enron Communications Group, Inc.              03-11364      -          -            -              -            -           -
EnRock Management, LLC                        03-11369      -          -            -              -            -           -
ECI-Texas, L.P.                               03-11371      -          -            -              -            -           -
EnRock, L.P.                                  03-11373      -          -            -              -            -           -
ECI-Nevada Corp.                              03-11374      -          -            -              -            -           -
Enron Alligator Alley Pipeline Company        03-12088      -          -            -              -            -           -
Enron Wind Storm Lake I LLC (a)               03-13151
ECT Merchant Investments Corp.                03-13154      -          -            -              -            -           -
EnronOnline, LLC                              03-13155      -          -            -              -            -           -
St. Charles Development Company LLC           03-13156      -          -            -              -            -           -
Calcasieu Development Company LLC             03-13157      -          -            -              -            -           -
Calvert City Power I, LLC                     03-13158      -          -            -              -            -           -
Enron ACS, Inc.                               03-13159      -          -            -              -            -           -
LOA, Inc.                                     03-13160      -          -            -              -            -           -
Enron India LLC                               03-13234      -          -            -              -            -           -
Enron International Inc.                      03-13235      -          -            -              -            -           -
Enron International Holdings Corp.            03-13236      -          -            -              -            -           -
Enron Middle East LLC                         03-13237      -          -            -              -            -           -
Enron WarpSpeed Services, Inc.                03-13238      -          -            -              -            -           -
Modulus Technologies, Inc.                    03-13239      -          -            -              -            -           -
Enron Telecommunications, Inc.                03-13240      -          -            -              -            -           -
DataSystems Group, Inc.                       03-13241      -          -            -              -            -           -
Risk Management & Trading Corp.               03-13259      -          -            -              -            -           -
Omicron Enterprises, Inc.                     03-13446      -          -            -              -            -           -

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                                                                           Transfer
                                                                                                           (to)/from
                                                        Beginning  3rd Party    3rd Party         Net      Restricted    Ending
           Debtor Company                     Case No.   Balance   Receipts   Disbursements  Intercompany     Cash     Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                   03-13447     78         -              -            -            -           78
EFS II, Inc.                                  03-13451      -         -              -            -            -            -
EFS III, Inc.                                 03-13453      -         -              -            -            -            -
EFS V, Inc.                                   03-13454      -         -              -            -            -            -
EFS VI, Inc.                                  03-13457      -         -              -            -            -            -
EFS VII, Inc.                                 03-13459      -         -              -            -            -            -
EFS IX, Inc.                                  03-13460      -         -              -            -            -            -
EFS X, Inc.                                   03-13461      -         -              -            -            -            -
EFS XI, Inc.                                  03-13462      -         -              -            -            -            -
EFS XII, Inc.                                 03-13463      -         -              -            -            -            -
EFS XV, Inc.                                  03-13465      -         -              -            -            -            -
EFS XVII, Inc.                                03-13467      -         -              -            -            -            -
Jovinole Associates                           03-13468      -         -              -            -            -            -
EFS Holdings, Inc.                            03-13469      1         -              -            -            -            1
Enron Operations Services Corp.               03-13489     27         -              -            -            -           27
Green Power Partners I, LLC (a)               03-13500
TLS Investors, LLC                            03-13502      -         -              -            -            -            -
ECT Securities Limited Partnership            03-13644      3         -              -            -            -            3
ECT Securities LP Corp.                       03-13647      -         -              -            -            -            -
ECT Securities GP Corp.                       03-13649      -         -              -            -            -            -
KUCC Cleburne, LLC                            03-13862      -         -              -            -            -            -
Enron International Asset Management Corp.    03-13877      -         -              -            -            -            -
Enron Brazil Power Holdings XI Ltd.           03-13878      -         -              -            -            -            -
Enron Holding Company, L.L.C.                 03-13879      -         -              -            -            -            -
Enron Development Management, Ltd.            03-13880      -         -              -            -            -            -
Enron International Korea Holdings Corp.      03-13881      -         -              -            -            -            -
Enron Caribe VI Holdings Ltd.                 03-13882      -         -              -            -            -            -
Enron International Asia Corp.                03-13883      -         -              -            -            -            -
Enron Brazil Power Investments XI Ltd.        03-13884      -         -              -            -            -            -
Paulista Electrical Distribution, L.L.C.      03-13885      -         -              -            -            -            -
Enron Pipeline Construction Services Company  03-13915      -         -              -            -            -            -
Enron Pipeline Services Company               03-13918      -         -              -            -            -            -
Enron Trailblazer Pipeline Company            03-13919      -         -              -            -            -            -
Enron Liquid Services Corp.                   03-13920      -         -              -            -            -            -
Enron Machine and Mechanical Services, Inc.   03-13926      -         -              -            -            -            -
Enron Commercial Finance Ltd.                 03-13930      -         -              -            -            -            -
Enron Permian Gathering, Inc.                 03-13949      -         -              -            -            -            -
Transwestern Gathering Company                03-13950      -         -              -            -            -            -
Enron Gathering Company                       03-13952      -         -              -            -            -            -
EGP Fuels Company                             03-13953      -         -              -            -            -            -
Enron Asset Management Resources, Inc.        03-13957      -         -              -            -            -            -
Enron Brazil Power Holdings I Ltd.            03-14053      -         -              -            -            -            -
Enron do Brazil Holdings Ltd.                 03-14054      -         -              -            -            -            -
Enron Wind Storm Lake II LLC (a)              03-14065
Enron Renewable Energy Corp. (a)              03-14067
Enron Acquisition III Corp.                   03-14068      -         -              -            -            -            -
Enron Wind Lake Benton LLC (a)                03-14069
Superior Construction Company                 03-14070      -         -              -            -            -            -
EFS IV, Inc.                                  03-14126      -         -              -            -            -            -
EFS VIII, Inc.                                03-14130      -         -              -            -            -            -
EFS XIII, Inc.                                03-14131      -         -              -            -            -            -
Enron Credit Inc.                             03-14175      1         -              -            -            -            1
Enron Power Corp.                             03-14176     11         1              -            -            -           12
Richmond Power Enterprise, L.P.               03-14177      -         -              -            -            -            -
ECT Strategic Value Corp.                     03-14178      -         -              -            -            -            -
Enron Development Funding Ltd.                03-14185      1         -              -           53            -           54
Atlantic Commercial Finance, Inc.             03-14223      2         -              -            -            -            2
The Protane Corporation                       03-14224      -         -              -            -            -            -

                             Continued on next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                                                                           Transfer
                                                                                                           (to)/from
                                                        Beginning  3rd Party    3rd Party         Net      Restricted    Ending
            Debtor Company                    Case No.   Balance   Receipts   Disbursements  Intercompany     Cash     Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC         03-14225        6          -              -          -             -             6
Enron Development Corp.                       03-14226        -          -              -          -             -             -
ET Power 3 LLC                                03-14227        -          -              -          -             -             -
Nowa Sarzyna Holding B.V.                     03-14228        -          -              -          -             -             -
Enron South America LLC                       03-14229       11          5              -          -             -            16
Enron Global Power & Pipelines LLC            03-14230        -          -              -          -             -             -
Portland General Holdings, Inc.               03-14231        -          -              -          -             -             -
Portland Transition Company, Inc.             03-14232        -          -              -          -             -             -
Cabazon Power Partners LLC (a)                03-14539
Cabazon Holdings LLC (a)                      03-14540
Enron Caribbean Basin LLC                     03-14862        7          -              -          1             -             8
Victory Garden Power Partners I LLC (a)       03-14871
                                                         -----------------------------------------------------------------------

Combined Debtor Entities                                 $1,346      $ 143        $   (60)      $ 31        $ (221)     $  1,239
                                                         =======================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and 02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

Enron Metals & Commodity Corp.                       $    24
Enron Corp.                                              191
Enron North America Corp.                                864
Enron Power Marketing, Inc.                              477
Smith Street Land Company                                 86
Enron Broadband Services, Inc.                           144
Enron Energy Services Operations, Inc.                    53
Enron Energy Marketing Corp.                              26
Enron Energy Services, Inc.                              195
Enron Gas Liquids, Inc.                                    7
Enron Net Works LLC                                        1
Enron Energy Information Solutions, Inc.                   2
Enron LNG Marketing LLC                                   32
Calypso Pipeline, LLC                                      5
Enron Liquid Fuels, Inc.                                   1
Enron LNG Shipping Company                                24
Enron Capital & Trade Resources International Corp        19
Enron Methanol Company                                     5
Enron Reserve Acquisition Corp.                           27
EBF, LLC                                                   8
E Power Holdings Corp.                                     2
Enron Global Power & Pipelines LLC                        21
                                                     -------

Combined Debtor Entities                             $ 2,214
                                                     =======

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                        Beginning                             (Payments)     Ending
            Debtor Company                    Case No.   Balance   Accruals   Intercompany     Refunds      Balance
---------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                01-16033   $     -    $    -       $      -      $     -       $   -
Enron Corp.                                   01-16034        13        25            (32)           -           6
Enron North America Corp.                     01-16035         6       (15)            15            -           6
Enron Power Marketing, Inc.                   01-16036         2       (13)            13            -           2
PBOG Corp.                                    01-16037         -         -              -            -           -
Smith Street Land Company                     01-16038         -         -              -            -           -
Enron Broadband Services, Inc.                01-16039        (1)       (1)             1            -          (1)
Enron Energy Services Operations, Inc.        01-16040         1        18            (18)           -           1
Enron Energy Marketing Corp.                  01-16041         -        (8)             7            -          (1)
Enron Energy Services, Inc.                   01-16042        12       (24)            24            -          12
Enron Energy Services, LLC                    01-16043         -         -              -            -           -
Enron Transportation
  Services Company                            01-16044         -         -              -            -           -
BAM Leasing Company                           01-16045         -        (1)             1            -           -
ENA Asset Holdings, L.P.                      01-16046         -         -              -            -           -
Enron Gas Liquids, Inc.                       01-16048         -        (1)             1            -           -
Enron Global Markets LLC                      01-16076         -         3             (3)           -           -
Enron Net Works L.L.C.                        01-16078         1        13            (14)           -           -
Enron Industrial Markets LLC                  01-16080         -         3             (3)           -           -
Operational Energy Corp.                      01-16109         -         -              -            -           -
Enron Engineering &
  Construction Co.                            01-16110         -         -              -            -           -
Enron Engineering &
  Operational Services Co.                    01-16111         -         -              -            -           -
Garden State Paper Company LLC                01-16280         -         -              -            -           -
Palm Beach Development Company, L.L.C.        01-16319         -         -              -            -           -
Tenant Services, Inc.                         01-16428         -         -              -            -           -
Enron Energy Information Solutions, Inc.      01-16429         -         -              -            -           -
EESO Merchant Investments, Inc.               01-16430         -         -              -            -           -
Enron Federal Solutions, Inc.                 01-16431         -         -              -            -           -
Enron Freight Markets Corp.                   01-16467         -         -              -            -           -
Enron Broadband Services, L.P.                01-16483         -         -              -            -           -
Enron Energy Services North America, Inc.     02-10007         -         -              -            -           -
Enron LNG Marketing LLC                       02-10038         -         -              -            -           -
Calypso Pipeline, LLC                         02-10059         -         -              -            -           -
Enron Global LNG LLC                          02-10060         -         -              -            -           -
Enron International Fuel Management Company   02-10061         -         -              -            -           -
Enron Natural Gas Marketing Corp.             02-10132         -        (2)             2            -           -
ENA Upstream Company LLC                      02-10232         -         -              -            -           -
Enron Liquid Fuels, Inc.                      02-10252        (1)        -              -            -          (1)
Enron LNG Shipping Company                    02-10346         -         -              -            -           -
Enron Property & Services Corp.               02-10464         1         -              -            -           1
Enron Capital & Trade Resources
  International Corp.                         02-10613        (1)        1              -            -           -
Enron Communication Leasing Corp.             02-10632         4        (1)             1            -           4
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                        Beginning                             (Payments)     Ending
             Debtor Company                   Case No.   Balance   Accruals   Intercompany      Refunds      Balance
---------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                          02-10939      -          -           -              -             -
Enron Processing Properties, Inc.             02-11123      -          -           -              -             -
Enron Methanol Company                        02-11239      1          -           -              -             1
Enron Ventures Corp.                          02-11242      -          -           -              -             -
Enron Mauritius Company                       02-11267      -          -           -              -             -
Enron India Holding Ltd.                      02-11268      -          -           -              -             -
Offshore Power Production C.V.                02-11272      -          -           -              -             -
The New Energy Trading Company                02-11824      -          -           -              -             -
EES Service Holdings Inc.                     02-11884      -          -           -              -             -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)  02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                  02-12106
Enron Reserve Acquisition Corp.               02-12347      -         (2)          2              -             -
EPC Estate Services, Inc.
 (formerly National Energy Production
  Corp.) (a)                                  02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902      -          -           -              -             -
EBF, LLC                                      02-13702      -          -           -              -             -
Zond Minnesota Construction Company LLC (a)   02-13723
Enron Fuels International, Inc.               02-14046      -          -           -              -             -
E Power Holdings Corp.                        02-14632      -          -           -              -             -
EFS Construction Management Services, Inc.    02-14885      -          -           -              -             -
Enron Management Inc.                         02-14977      2          -          (1)             -             1
Enron Expat Services, Inc.                    02-15716      -          -           -              -             -
Artemis Associates, LLC                       02-16441      -          -           -              -             -
Clinton Energy Management Services, Inc.      02-16492      -          -           -              -             -
LINGTEC Constructors, L.P.                    03-10106    (10)         -           -              -           (10)
EGS New Ventures Corp.                        03-10673      -          -           -              -             -
Louisiana Gas Marketing Company               03-10676      -          -           -              -             -
Louisiana Resources Company                   03-10678      -          -           -              -             -
LGMI, Inc.                                    03-10681      1          -           -              -             1
LRCI, Inc.                                    03-10682      -          1           -              -             1
Enron Communications Group, Inc.              03-11364      -          -           -              -             -
EnRock Management, LLC                        03-11369      -          -           -              -             -
ECI-Texas, L.P.                               03-11371     (2)         -           -              -            (2)
EnRock, L..P.                                 03-11373      -          -           -              -             -
ECI-Nevada Corp.                              03-11374      -          -           -              -             -
Enron Alligator Alley Pipeline Company        03-12088      -          -           -              -             -
Enron Wind Storm Lake I LLC (a)               03-13151
ECT Merchant Investments corp.                03-13154      -          -           -              -             -
EnronOnline, LLC                              03-13155      -          -           -              -             -
St. Charles Development Company, LLC          03-13156      -          -           -              -             -
Calcasieu Development Company                 03-13157      -          -           -              -             -
Calvert City Power I, LLC                     03-13158      -          -           -              -             -
Enron ACS, Inc.                               03-13159      -          -           -              -             -
LOA, Inc.                                     03-13160      -          -           -              -             -
Enron India LLC                               03-13234      -          -           -              -             -
Enron International Inc.                      03-13235      -          -           -              -             -
Enron International Holdings                  03-13236      -          -           -              -             -
Enron Middle East LLC                         03-13237      -          -           -              -             -
Enron WarpSpeed Services, Inc.                03-13238      -          -           -              -             -
Modulus Technologies, Inc.                    03-13239      -          -           -              -             -
Enron Telecommunications, Inc.                03-13240      -          -           -              -             -
DataSystems Group, Inc.                       03-13241      -          -           -              -             -
Risk Management & Trading Corp.               03-13259      -          1          (1)             -             -
Omnicron Enterprises, Inc.                    03-13446      -          -           -              -             -

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                        Beginning                             (Payments)   Ending
             Debtor Company                   Case No.   Balance   Accruals   Intercompany      Refunds    Balance
------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                   03-13447      -          -           -               -         -
EFS II, Inc.                                  03-13451      -          -           -               -         -
EFS III, Inc.                                 03-13453      -          -           -               -         -
EFS V, Inc.                                   03-13454      -          -           -               -         -
EFS VI, Inc.                                  03-13457      -          -           -               -         -
EFS VII, Inc.                                 03-13459      -          -           -               -         -
EFS IX, Inc.                                  03-13460      -          -           -               -         -
EFS X, Inc.                                   03-13461      -          -           -               -         -
EFS XI, Inc.                                  03-13462      -          -           -               -         -
EFS XII, Inc.                                 03-13463      -          -           -               -         -
EFS XV, Inc.                                  03-13465      -          -           -               -         -
EFS XVII, Inc.                                03-13467      -          -           -               -         -
Jovinole Associates                           03-13468      -          -           -               -         -
EFS Holdings, Inc.                            03-13469      -          -           -               -         -
Enron Operations Services Corp.               03-13489      -          -           -               -         -
Green Power Partners I LLC (a)                03-13500
TLS Investors, LLC                            03-13502      -          -           -               -         -
ECT Securities Limited Partnership            03-13644      -          -           -               -         -
ECT Securities LP Corp.                       03-13647      -          -           -               -         -
ECT Securities GP Corp.                       03-13649      -          -           -               -         -
KUCC Cleburne, LLC                            03-13862      -          -           -               -         -
Enron International Asset Management Corp.    03-13877      -          -           -               -         -
Enron Brazil Power Holdings XI Ltd.           03-13878      -          -           -               -         -
Enron Holding Company L.L.C.                  03-13879      -          -           -               -         -
Enron Development Management Ltd.             03-13880      -          -           -               -         -
Enron International Korea Holdings Corp.      03-13881      -          -           -               -         -
Enron Caribe VI Holdings Ltd.                 03-13882      -          -           -               -         -
Enron International Asia Corp.                03-13883      -          -           -               -         -
Enron Brazil Power Investments XI Ltd.        03-13884      -          -           -               -         -
Paulista Electrical Distribution, L.L.C.      03-13885      -          -           -               -         -
Enron Pipeline Construction Services Company  03-13915      -          -           -               -         -
Enron Pipeline Services Company               03-13918      1          -           -               -         1
Enron Trailblazer Pipeline Company            03-13919      -          -           -               -         -
Enron Liquid Services Corp.                   03-13920      -          -           -               -         -
Enron Machine and Mechanical Services, Inc.   03-13926      -          -           -               -         -
Enron Commercial Finance Ltd.                 03-13930      -          -           -               -         -
Enron Permian Gathering Inc.                  03-13949      -          -           -               -         -
Transwestern Gathering Company                03-13950      -          -           -               -         -
Enron Gathering Company                       03-13952      -          -           -               -         -
EGP Fuels Company                             03-13953      -          -           -               -         -
Enron Asset Management Resources, Inc.        03-13957      -          -           -               -         -
Enron Brazil Power Holdings, I Ltd.           03-14053      -          -           -               -         -
Enron do Brazil Holdings, Ltd.                03-14054      -          -           -               -         -
Enron Wind Storm Lake II LLC (a)              03-14065
Enron Renewable Energy Corp. (a)              03-14067
Enron Acquisition III Corp.                   03-14068      -          -           -               -         -
Enron Wind Lake Benton LLC (a)                03-14069
Superior Construction Company                 03-14070      -          -           -               -         -
EFS IV, Inc.                                  03-14126      -         (1)          1               -         -
EFS VIII, Inc.                                03-14130      -          -           -               -         -
EFS XIII, Inc.                                03-14131      -          -           -               -         -
Enron Credit Inc.                             03-14175      -          -           -               -         -
Enron Power Corp.                             03-14176      -          -           -               -         -
Richmond Power Enterprise, L.P.               03-14177      -          -           -               -         -
ECT Strategic Value Corp.                     03-14178      -          -           -               -         -
Enron Development Funding Ltd.                03-14185      -          -           -               -         -
Atlantic Commercial Finance, Inc.             03-14223      -          -           -               -         -
The Protane Corporation                       03-14224      -          -           -               -         -

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                          Beginning                                      (Payments)     Ending
Debtor Company                            Case No.         Balance       Accruals         Intercompany     Refunds      Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC     03-14225             -              -                 -              -            -
Enron Development Corp.                   03-14226             -              -                 -              -            -
ET Power 3 LLC                            03-14227             -              -                 -              -            -
Nowa Sarzyna Holding B.V.                 03-14228             -              -                 -              -            -
Enron South America LLC                   03-14229             -              -                 -              -            -
Enron Global Power & Pipelines LLC        03-14230             -              -                 -              -            -
Portland General Holdings, Inc.           03-14231             -              -                 -              -            -
Portland Transition Company, Inc.         03-14232             -              -                 -              -            -
Cabazon Power Partners LLC (a)            03-14539
Cabazon Holdings LLC (a)                  03-14540
Enron Caribbean Basin LLC                 03-14862             -              -                 -              -            -
Victory Garden Power Partners I LLC (a)   03-14871
                                                             ----------------------------------------------------------------

Combined Debtor Entities                                     $30            $(4)              $(4)            $-          $22
                                                             ================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                              As of August 31, 2003
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.          1-30      31-60     61-90       91+       Other      Total
---------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034            11          -         -          4        122        137
Enron North America Corp.                      01-16035             -          -         -          -         39         39
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -          1          -          1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          -          -
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          -          -
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -         10          -         10
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             5          -         -          2          -          7
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          -          -          -
Enron Engineering & Operational Services Co.   01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          -          -
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information Solutions, Inc.       01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of August 31, 2003
                                  (In Millions)

                                                                 Current
Debtor Company                                 Case No.           1-30       31-60     61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          -          -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          -          -          -
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp                          02-14632             -          -         -          -          -          -
EFS Construction Management Services, Inc.     02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          -          -          -
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I, LLC (a)               03-13151
ECT Merchant Investments Corp                  03-13154             -          -         -          -          -          -
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC           03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC             03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                      03-13446             -          -         -          -          -          -

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of August 31, 2003
                                  (In Millions)

                                                                 Current
Debtor Company                                 Case No.           1-30       31-60     61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13451             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13562             -          -         -          -          -          -
EFS XII, Inc.                                  03-13563             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
ECT Securities Limited Partnership             03-13644             -          -         -          -          -          -
ECT Securities LP Corp.                        03-13647             -          -         -          -          -          -
ECT Securities GP Corp.                        03-13649             -          -         -          -          -          -
KUCC Cleburne, LLC                             03-13862             -          -         -          -          -          -
Enron International Asset Management Corp.     03-13877             -          -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878             -          -         -          -          -          -
Enron Holding Company L.L.C.                   03-13879             -          -         -          -          -          -
Enron Development Management Ltd.              03-13880             -          -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881             -          -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882             -          -         -          -          -          -
Enron International Asia Corp.                 03-13883             -          -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884             -          -         -          -          -          -
Paulista Electrical Distribution, L.L.C.       03-13885             -          -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915             -          -         -          -          -          -
Enron Pipeline Services Company                03-13918             -          -         -          -          -          -
Enron Trailblazer Pipeline Company             03-13919             -          -         -          -          -          -
Enron Liquid Services Corp.                    03-13920             -          -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926             -          -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930             -          -         -          -          -          -
Enron Permian Gathering, Inc.                  03-13949             -          -         -          -          -          -
Transwestern Gathering Company                 03-13950             -          -         -          -          -          -
Enron Gathering Company                        03-13952             -          -         -          -          -          -
EGP Fuels Company                              03-13953             -          -         -          -          -          -
Enron Asset Management Resources, Inc.         03-13957             -          -         -          -          -          -
Enron Brazil Power Holdings I Ltd.             03-14053             -          -         -          -          -          -
Enron do Brazil Holdings Ltd.                  03-14054             -          -         -          -          -          -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068             -          -         -          -          -          -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070             -          -         -          -          -          -
EFS IV Inc.                                    03-14126             -          -         -          -          -          -
EFS VII, Inc.                                  03-14130             -          -         -          -          -          -
EFS XIII, Inc.                                 03-14131             -          -         -          -          -          -
Enron Credit, Inc.                             03-14175             -          -         -          -          -          -
Enron Power Corp.                              03-14176             -          -         -          -          -          -
Richmond Power Enterprise, L.P.                03-14177             -          -         -          -          -          -
ECT Strategic Value Corp.                      03-14178             -          -         -          -          -          -
Enron Development Funding Ltd.                 03-14185             -          -         -          -          -          -
Atlantic Commercial Finance, Inc.              03-14223             -          -         -          -          -          -
The Protane Corporation                        03-14224             -          -         -          -          -          -

                             Continued on next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                              As of August 31, 2003
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60     61-90        91+      Other      Total
---------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC          03-14225             -          -         -          -          -          -
Enron Development Corp.                        03-14226             -          -         -          -          -          -
ET Power 3 LLC                                 03-14227             -          -         -          -          -          -
Nowa Sarzyna Holding B.V.                      03-14228             -          -         -          -          -          -
Enron South America LLC                        03-14229             -          -         -          -          -          -
Enron Global Power & Pipelines LLC             03-14230             -          -         -          -          -          -
Portland General Holdings, Inc.                03-14231             -          -         -          -          -          -
Portland Transition Company, Inc.              03-14232             -          -         -          -          -          -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862             -          -         -          -          -          -
Victory Garden Power Partners I LLC (a)        03-14871
                                                                -----------------------------------------------------------

Combined Debtor Entities                                        $  16      $   -      $  -       $ 17       $161       $194
                                                                ===========================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                              As of August 31, 2003
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60     61-90       91+       Other      Total
---------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -       $  -
Enron Corp.                                    01-16034             -          1         1        174          2        178
Enron North America Corp.                      01-16035             -          -         -          9          8         17
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -         18        (17)         1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          6          6
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          4          4
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             1          -         -          3          -          4
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          1         (1)         -
Enron Engineering & Construction Co.           01-16110             -          -         -          4         (4)         -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -         20         20
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information Solutions, Inc.       01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          4         (4)         -
Enron Energy Services North America, Inc.      02-10007             -          -         -          8         (4)         4
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          7          -          7
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          3          3
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                             Continued on next page

                                                                         Table 4

                              As of August 31, 2003
                                  (In Millions)

                                                                 Current
Debtor Company                                 Case No.           1-30       31-60     61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -          -         -          -          -          -
Enron Processing Properties, Inc.              02-11123             -          -         -          -          -          -
Enron Methanol Company                         02-11239             -          -         -          -          -          -
Enron Ventures Corp.                           02-11242             -          -         -          -          -          -
Enron Mauritius Company                        02-11267             -          -         -          -          -          -
Enron India Holding Ltd.                       02-11268             -          -         -          -          -          -
Offshore Power Production C.V.                 02-11272             -          -         -          -          -          -
The New Energy Trading Company                 02-11824             -          -         -          -          -          -
EES Service Holdings, Inc.                     02-11884             -          -         -          -          1          1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -          -         -          -          -          -
EPC Estate Services, Inc.                      02-12398
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             -          -         -          4         (3)         1
EBF, LLC                                       02-13702             -          -         -          -          -          -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -          -         -          -          -          -
E Power Holdings Corp.                         02-14632             -          -         -          -          -          -
Enron Construction Management Services, Inc.   02-14885             -          -         -          -          -          -
Enron Management Inc.                          02-14977             -          -         -          -          -          -
Enron Expat Services, Inc.                     02-15716             -          -         -          2          -          2
Artemis Associates, LLC                        02-16441             -          -         -          -          -          -
Clinton Energy Management Services, Inc.       02-16492             -          -         -          -          -          -
LINGTEC Constructors, L.P.                     03-10106             -          -         -          -          -          -
EGS New Ventures Corp.                         03-10673             -          -         -          -          -          -
Louisiana Gas Marketing Company                03-10676             -          -         -          -          -          -
Louisiana Resources Company                    03-10678             -          -         -          -          -          -
LGMI, Inc.                                     03-10681             -          -         -          -          -          -
LRCI, Inc.                                     03-10682             -          -         -          -          -          -
Enron Communications Group, Inc.               03-11364             -          -         -          -          -          -
EnRock Management, LLC                         03-11369             -          -         -          -          -          -
ECI-Texas, L.P.                                03-11371             -          -         -          -          -          -
EnRock, L.P.                                   03-11373             -          -         -          -          -          -
ECI-Nevada Corp.                               03-11374             -          -         -          -          -          -
Enron Alligator Alley Pipeline Company         03-12088             -          -         -          -          -          -
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154             -          -         -          -          -          -
EnronOnline, LLC                               03-13155             -          -         -          -          -          -
St. Charles Development Company, LLC           03-13156             -          -         -          -          -          -
Calcasieu Development Company, LLC             03-13157             -          -         -          -          -          -
Calvert City Power I, LLC                      03-13158             -          -         -          -          -          -
Enron ACS, Inc.                                03-13159             -          -         -          -          -          -
LOA, Inc.                                      03-13160             -          -         -          -          -          -
Enron India LLC                                03-13234             -          -         -          -          -          -
Enron International Inc.                       03-13235             -          -         -          -          -          -
Enron International Holdings Corp.             03-13236             -          -         -          -          -          -
Enron Middle East LLC                          03-13237             -          -         -          -          -          -
Enron WarpSpeed Services, Inc.                 03-13238             -          -         -          -          -          -
Modulus Technologies, Inc.                     03-13239             -          -         -          -          -          -
Enron Telecommunications, Inc.                 03-13240             -          -         -          -          -          -
DataSystems Group, Inc.                        03-13241             -          -         -          -          -          -
Risk Management & Trading Corp.                03-13259             -          -         -          -          -          -
Omicron Enterprises, Inc.                      03-13449             -          -         -          -          -          -

                             Continued on next page

                                                                         Table 4

                              As of August 31, 2003
                                  (In Millions)

                                                                 Current
Debtor Company                                 Case No.           1-30       31-60     61-90       91+       Other      Total
-----------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -          -         -          -          -          -
EFS II, Inc.                                   03-13447             -          -         -          -          -          -
EFS III, Inc.                                  03-13453             -          -         -          -          -          -
EFS V, Inc.                                    03-13454             -          -         -          -          -          -
EFS VI, Inc.                                   03-13457             -          -         -          -          -          -
EFS VII, Inc.                                  03-13459             -          -         -          -          -          -
EFS IX, Inc.                                   03-13460             -          -         -          -          -          -
EFS X, Inc.                                    03-13461             -          -         -          -          -          -
EFS XI, Inc.                                   03-13462             -          -         -          -          -          -
EFS XII, Inc.                                  03-13463             -          -         -          -          -          -
EFS XV, Inc.                                   03-13465             -          -         -          -          -          -
EFS XVII, Inc.                                 03-13467             -          -         -          -          -          -
Jovinole Associates                            03-13468             -          -         -          -          -          -
EFS Holdings, Inc.                             03-13469             -          -         -          -          -          -
Enron Operations Services Corp.                03-13489             -          -         -          -          -          -
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502             -          -         -          -          -          -
ECT Securities Limited Partnership             03-13644             -          -         -          -          -          -
ECT Securities LP Corp.                        03-13647             -          -         -          -          -          -
ECT Securities GP Corp.                        03-13649             -          -         -          -          -          -
KUCC Cleburne, LLC                             03-13862             -          -         -          -          -          -
Enron International Asset Management Corp.     03-13877             -          -         -          -          -          -
Enron Brazil Power Holdings XI Ltd.            03-13878             -          -         -          -          -          -
Enron Holding Company L.L.C.                   03-13879             -          -         -          -          -          -
Enron Development Management Ltd.              03-13880             -          -         -          -          -          -
Enron International Korea Holdings Corp.       03-13881             -          -         -          -          -          -
Enron Caribe VI Holdings Ltd.                  03-13882             -          -         -          -          -          -
Enron International Asia Corp.                 03-13883             -          -         -          -          -          -
Enron Brazil Power Investments XI Ltd.         03-13884             -          -         -          -          -          -
Paulista Electrical Distribution, L.L.C.       03-13885             -          -         -          -          -          -
Enron Pipeline Construction Services Company   03-13915             -          -         -          -          -          -
Enron Pipeline Services Company                03-13918             -          -         -          -          -          -
Enron Trailblazer Pipeline Company             03-13919             -          -         -          -          -          -
Enron Liquid Services Corp.                    03-13920             -          -         -          -          -          -
Enron Machine and Mechanical Services, Inc.    03-13926             -          -         -          -          -          -
Enron Commercial Finance Ltd.                  03-13930             -          -         -          -          -          -
Enron Permian Gathering Inc.                   03-13949             -          -         -          -          -          -
Transwestern Gathering Company                 03-13950             -          -         -          -          -          -
Enron Gathering Company                        03-13952             -          -         -          -          -          -
EGP Fuels Company                              03-13953             -          -         -          -          -          -
Enron Asset Management Resources, Inc,         03-13957             -          -         -          -          -          -
Enron Brazil Power Holdings I Ltd.             03-14053             -          -         -          -          -          -
Enron do Brazil Holdings Ltd.                  03-14054             -          -         -          -          -          -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068             -          -         -          -          -          -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070             -          -         -          -          -          -
EFS IV, Inc.                                   03-14126             -          -         -          -          -          -
EFS VIII, Inc.                                 03-14130             -          -         -          -          -          -
EFS XIII, Inc.                                 03-14131             -          -         -          -          -          -
Enron Credit Inc.                              03-14175             -          -         -          -          -          -
Enron Power Corp.                              03-14176             -          -         -          -          -          -
Richmond Power Enterprise L.P.                 03-14177             -          -         -          -          -          -
ECT Strategic Value Corp.                      03-14178             -          -         -          -          -          -
Enron Development Funding Ltd.                 03-14185             -          -         -          -          -          -
Atlantic Commercial Finance, Inc.              03-14223             -          -         -          -          -          -
The Protane Corporation                        03-14224             -          -         -          -          -          -

                           Continued on the next page

                                                                         Table 4

                              As of August 31, 2003
                                  (In Millions)

                                                                Current
Debtor Company                                 Case No.           1-30     31-60     61-90       91+       Other      Total
---------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC          03-14225             -          -         -          -          -          -
Enron Development Corp.                        03-14226             -          -         -          -          -          -
ET Power 3 LLC                                 03-14227             -          -         -          -          -          -
Nowa Sarzyna Holding B.V.                      03-14228             -          -         -          -          -          -
Enron South America LLC                        03-14229             -          -         -          -          -          -
Enron Global Power & Pipelines LLC             03-14230             -          -         -          -          -          -
Portland General Holdings, Inc.                03-14231             -          -         -          -          -          -
Portland Transition Company, Inc.              03-14232             -          -         -          -          -          -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862             -          -         -          -          -          -
Victory Garden Power Partners I LLC (a)        03-14871
                                                                  ---------------------------------------------------------

Combined Debtor Entities                                          $ 1      $   1      $  1       $234       $ 11       $248
                                                                  =========================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
     02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                              Beginning                 Payments         Other          Ending
Debtor Company                                 Case No.        Balance     Billings     Received      Adjustments       Balance
-------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -        $   -        $   -           $  -           $   -
Enron Corp.                                    01-16034           179            4           (4)            (1)            178
Enron North America Corp.                      01-16035            14            -            -              3              17
Enron Power Marketing, Inc.                    01-16036             -            -            -              -               -
PBOG Corp.                                     01-16037             -            -            -              -               -
Smith Street Land Company                      01-16038             -            -            -              -               -
Enron Broadband Services, Inc.                 01-16039             1            -            -              -               1
Enron Energy Services Operations, Inc.         01-16040             3            -            -              3               6
Enron Energy Marketing Corp.                   01-16041             -            -            -              -               -
Enron Energy Services, Inc.                    01-16042            13            -            -             (9)              4
Enron Energy Services, LLC                     01-16043             -            -            -              -               -
Enron Transportation Services Company          01-16044             -            -            -              -               -
BAM Leasing Company                            01-16045             -            -            -              -               -
ENA Asset Holdings, L.P.                       01-16046             -            -            -              -               -
Enron Gas Liquids, Inc.                        01-16048             -            -            -              -               -
Enron Global Markets LLC                       01-16076             -            -            -              -               -
Enron Net Works L.L.C.                         01-16078             4            -            -              -               4
Enron Industrial Markets LLC                   01-16080             -            -            -              -               -
Operational Energy Corp.                       01-16109             -            -            -              -               -
Enron Engineering & Construction Co.           01-16110             -            -            -              -               -
Enron Engineering & Operational
 Services Co.                                  01-16111             -            -            -              -               -
Garden State Paper Company LLC                 01-16280            20            -            -              -              20
Palm Beach Development Company, L.L.C.         01-16319             -            -            -              -               -
Tenant Services, Inc.                          01-16428             -            -            -              -               -
Enron Energy Information
 Solutions, Inc.                               01-16429             -            -            -              -               -
EESO Merchant Investments, Inc.                01-16430             -            -            -              -               -
Enron Federal Solutions, Inc.                  01-16431             -            -            -              -               -
Enron Freight Markets Corp.                    01-16467             -            -            -              -               -
Enron Broadband Services, L.P.                 01-16483             -            -            -              -               -
Enron Energy Services North America, Inc.      02-10007             4            -            -              -               4
Enron LNG Marketing LLC                        02-10038             -            -            -              -               -
Calypso Pipeline, LLC                          02-10059             -            -            -              -               -
Enron Global LNG LLC                           02-10060             -            -            -              -               -
Enron International Fuel Management Company    02-10061             -            -            -              -               -
Enron Natural Gas Marketing Corp.              02-10132             -            -            -              -               -
ENA Upstream Company LLC                       02-10232             -            -            -              -               -
Enron Liquid Fuels, Inc.                       02-10252             -            -            -              -               -
Enron LNG Shipping Company                     02-10346             -            -            -              -               -
Enron Property & Services Corp.                02-10464             7            -            -              -               7
Enron Capital & Trade Resources
   International Corp.                         02-10613             3            -            -              -               3
Enron Communication Leasing Corp.              02-10632             -            -            -              -               -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems Inc. (b)                    02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                                Beginning                  Payments        Other          Ending
Debtor Company                                 Case No.          Balance      Billings     Received     Adjustments       Balance
---------------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939             -            -            -              -               -
Enron Processing Properties, Inc.              02-11123             -            -            -              -               -
Enron Methanol Company                         02-11239             -            -            -              -               -
Enron Ventures Corp.                           02-11242             -            -            -              -               -
Enron Mauritius Company                        02-11267             -            -            -              -               -
Enron India Holding Ltd.                       02-11268             -            -            -              -               -
Offshore Power Production C.V.                 02-11272             -            -            -              -               -
The New Energy Trading Company                 02-11824             -            -            -              -               -
EES Services Holdings, Inc.                    02-11884             1            -            -              -               1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104
ZWHC, LLC (a)                                  02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106
Enron Reserve Acquisition Corp.                02-12347             -            -            -              -               -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902             1            -            -              -               1
EBF, LLC                                       02-13702             -            -            -              -               -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046             -            -            -              -               -
E Power Holdings Corp.                         02-14632             -            -            -              -               -
Enron Construction Management Services, Inc.   02-14885             -            -            -              -               -
Enron Management, Inc.                         02-14977             -            -            -              -               -
Enron Expat Services, Inc.                     02-15716             2            -            -              -               2
Artemis Associates, LLC                        02-16441             -            -            -              -               -
Clinton Energy Management Services, Inc.       02-16492             -            -            -              -               -
LINGTEC Constructors, L.P.                     03-10106             -            -            -              -               -
EGS New Ventures Corp.                         03-10673             -            -            -              -               -
Louisiana Gas Marketing Company                03-10676             -            -            -              -               -
Louisiana Resources Company                    03-10678             -            -            -              -               -
LGMI, Inc.                                     03-10681             -            -            -              -               -
LRCI, Inc.                                     03-10682             -            -            -              -               -
Enron Communications Group, Inc.               03-11364             -            -            -              -               -
EnRock Management, LLC                         03-11369             -            -            -              -               -
ECI-Texas, L.P.                                03-11371             -            -            -              -               -
EnRock, L.P.                                   03-11373             -            -            -              -               -
ECI-Nevada Corp.                               03-11374             -            -            -              -               -
Enron Alligator Alley Pipeline Company         03-12088             -            -            -              -               -
Enron Wind Storm Lake I LLC (a)                03-13151
ECT Merchant Investments Corp.                 03-13154             -            -            -              -               -
EnronOnline, LLC                               03-13155             -            -            -              -               -
St. Charles Development Company, LLC           03-13156             -            -            -              -               -
Calcasieu Development Company, LLC             03-13157             -            -            -              -               -
Calvert City Power I, LLC                      03-13158             -            -            -              -               -
Enron ACS, Inc.                                03-13159             -            -            -              -               -
LOA, Inc.                                      03-13160             -            -            -              -               -
Enron India LLC                                03-13234             -            -            -              -               -
Enron International Inc.                       03-13235             -            -            -              -               -
Enron International Holdings Corp.             03-13236             -            -            -              -               -
Enron Middle East LLC                          03-13237             -            -            -              -               -
Enron WarpSpeed Services, Inc.                 03-13238             -            -            -              -               -
Modulus Technologies, Inc.                     03-13240             -            -            -              -               -
Enron Telecommunications, Inc.                 03-13240             -            -            -              -               -
DataSystems Group, Inc.                        03-13241             -            -            -              -               -
Risk Management & Trading Corp.                03-13259             -            -            -              -               -
Omicron Enterprises, Inc.                      03-13446             -            -            -              -               -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                                Beginning                  Payments        Other          Ending
Debtor Company                                 Case No.          Balance      Billings     Received     Adjustments       Balance
---------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447             -            -            -              -               -
EFS II, Inc.                                   03-13451             -            -            -              -               -
EFS III, Inc.                                  03-13453             -            -            -              -               -
EFS V, Inc.                                    03-13454             -            -            -              -               -
EFS VI, Inc.                                   03-13457             -            -            -              -               -
EFS VII, Inc.                                  03-13459             -            -            -              -               -
EFS IX, Inc.                                   03-13460             -            -            -              -               -
EFS X, Inc.                                    03-13461             -            -            -              -               -
EFS XI, Inc.                                   03-13462             -            -            -              -               -
EFS XII, Inc.                                  03-13463             -            -            -              -               -
EFS XV, Inc.                                   03-13465             -            -            -              -               -
EFS XVII, Inc.                                 03-13467             -            -            -              -               -
Jovinole Associates                            03-13468             -            -            -              -               -
EFS Holdings, Inc.                             03-13469             -            -            -              -               -
Enron Operations Services Corp.                03-13489             -            -            -              -               -
Green Power Partners I, LLC (a)                03-14500
TLS Investors, LLC                             03-14502             -            -            -              -               -
ECT Securities Limited Partnership             03-13644             -            -            -              -               -
ECT Securities LP Corp.                        03-13647             -            -            -              -               -
ECT Securities GP Corp.                        03-13649             -            -            -              -               -
KUCC Cleburne, LLC                             03-13862             -            -            -              -               -
Enron International Asset Management Corp.     03-13877             -            -            -              -               -
Enron Brazil Power Holdings XI Ltd.            03-13878             -            -            -              -               -
Enron Holding Company L.L.C.                   03-13879             -            -            -              -               -
Enron Development Management Ltd.              03-13880             -            -            -              -               -
Enron International Korea Holdings Corp.       03-13881             -            -            -              -               -
Enron Caribe VI Holdings Ltd.                  03-13882             -            -            -              -               -
Enron International Asia Corp.                 03-13883             -            -            -              -               -
Enron Brazil Power Investments XI Ltd.         03-13884             -            -            -              -               -
Paulista Electrical Distribution, L.L.C.       03-13885             -            -            -              -               -
Enron Pipeline Construction Services Company   03-13915             -            -            -              -               -
Enron Pipeline Services Company                03-13918             -            -            -              -               -
Enron Trailblazer Pipeline Company             03-13919             -            -            -              -               -
Enron Liquid Services Corp.                    03-13920             -            -            -              -               -
Enron Machine and Mechanical Services, Inc.    03-13926             -            -            -              -               -
Enron Commercial Finance Ltd.                  03-13930             -            -            -              -               -
Enron Permian Gathering Inc.                   03-13949             -            -            -              -               -
Transwestern Gathering Company                 03-13950             -            -            -              -               -
Enron Gathering Company                        03-13952             -            -            -              -               -
EGP Fuels Company                              03-13953             -            -            -              -               -
Enron Asset Management Resources, Inc.         03-13957             -            -            -              -               -
Enron Brazil Power Holdings I, Ltd.            03-14053             -            -            -              -               -
Enron do Brazil Holdings Ltd.                  03-14054             -            -            -              -               -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068             -            -            -              -               -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Construction Company                  03-14070             -            -            -              -               -
EFS IV, Inc.                                   03-14126             -            -            -              -               -
EFS VIII, Inc.                                 03-14130             -            -            -              -               -
EFS XIII, Inc.                                 03-14131             -            -            -              -               -
Enron Credit Inc.                              03-14175             -            -            -              -               -
Enron Power Corp.                              03-14176             -            -            -              -               -
Richmond Power Enterprise, L.P.                03-14177             -            -            -              -               -
ECT Strategic Value Corp.                      03-14178             -            -            -              -               -
Enron Development Corp.                        03-14185             -            -            -              -               -
Atlantic Commercial Finance, Inc.              03-14223             -            -            -              -               -
The Protane Corporation                        03-14224             -            -            -              -               -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                              Beginning                 Payments         Other          Ending
Debtor Company                                 Case No.        Balance     Billings     Received      Adjustments       Balance
---------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China              03-14225             -            -            -              -               -
Enron Development Corp.                        03-14226             -            -            -              -               -
ET Power 3 LLC                                 03-14227             -            -            -              -               -
Nowa Sarzyna Holding B.V.                      03-14228             -            -            -              -               -
Enron South America LLC                        03-14229             -            -            -              -               -
Enron Global Power & Pipelines LLC             03-14230             -            -            -              -               -
Portland General Holdings, Inc.                03-14231             -            -            -              -               -
Portland Transition Company, Inc.              03-14232             -            -            -              -               -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862             -            -            -              -               -
Victory Garden Power Partners I LLC (a)        03-14871
                                                                --------------------------------------------------------------

Combined Debtor Entities                                        $ 252        $   4        $  (4)          $ (4)          $ 248
                                                                ==============================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                              As of August 31, 2003
                                  (In Millions)

Debtor Company                                 Case No.                Receivables            Payables
------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033                  $     1               $    7
Enron Corp.                                    01-16034                        -                    -
Enron North America Corp.                      01-16035                        -                   33
Enron Power Marketing, Inc.                    01-16036                        -                    -
PBOG Corp.                                     01-16037                        -                    -
Smith Street Land Company                      01-16038                        -                    -
Enron Broadband Services, Inc.                 01-16039                        -                    -
Enron Energy Services Operations, Inc.         01-16040                       18                  307
Enron Energy Marketing Corp.                   01-16041                      119                   40
Enron Energy Services, Inc.                    01-16042                      198                  184
Enron Energy Services, LLC                     01-16043                        -                    -
Enron Transportation Services Company          01-16044                        -                    -
BAM Leasing Company                            01-16045                        -                    -
ENA Asset Holdings, L.P.                       01-16046                        -                    -
Enron Gas Liquids, Inc.                        01-16048                        -                    7
Enron Global Markets LLC                       01-16076                        -                    -
Enron Net Works L.L.C.                         01-16078                        -                    -
Enron Industrial Markets LLC                   01-16080                        -                    -
Operational Energy Corp.                       01-16109                        -                    -
Enron Engineering & Construction Co.           01-16110                        -                    -
Enron Engineering & Operational
  Services Co.                                 01-16111                        -                    -
Garden State Paper Company LLC                 01-16280                        1                   18
Palm Beach Development Company, L.L.C.         01-16319                        -                    -
Tenant Services, Inc.                          01-16428                        -                   30
Enron Energy Information
  Solutions, Inc.                              01-16429                        -                    -
EESO Merchant Investments, Inc.                01-16430                        -                    -
Enron Federal Solutions, Inc.                  01-16431                        -                    -
Enron Freight Markets Corp.                    01-16467                        -                    -
Enron Broadband Services, L.P.                 01-16483                        -                    -
Enron Energy Services North America, Inc.      02-10007                        -                    -
Enron LNG Marketing LLC                        02-10038                        -                    -
Calypso Pipeline, LLC                          02-10059                        -                    -
Enron Global LNG LLC                           02-10060                        -                    -
Enron International Fuel Management Company    02-10061                        -                    -
Enron Natural Gas Marketing Corp.              02-10132                        -                    -
ENA Upstream Company LLC                       02-10232                        -                   69
Enron Liquid Fuels, Inc.                       02-10252                        -                    -
Enron LNG Shipping Company                     02-10346                        -                    -
Enron Property & Services Corp.                02-10464                        -                    -
Enron Capital & Trade Resources
   International Corp.                         02-10613                       75                  129
Enron Communication Leasing Corp.              02-10632                        -                    -
Enron Wind Corp. (b)                           02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp. (b)               02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of August 31, 2003
                                  (In Millions)

Debtor Company                                 Case No.                   Receivables           Payables
--------------------------------------------------------------------------------------------------------
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104                        -                    -
ZWHC, LLC (a)                                  02-12105                        -                    -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106                        -                    -
Enron Reserve Acquisition Corp. (b)            02-12347                        -                    -
EPC Estate Services, Inc.
 (formerly National Energy Production
 Corp.) (a)                                    02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902                        -                    -
EBF, LLC                                       02-13702                        -                    -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046                        -                    -
E Power Holdings Corp.                         02-14632                        -                    -
Enron Construction Management, Inc.            02-14885                        -                    -
Enron Management, Inc.                         04-14977                        -                    -
Enron Expat Services, Inc.                     02-15716                        -                    -
Artemis Associates, LLC                        02-16441                        -                    -
Clinton Energy Management Services, Inc.       02-16492                        8                    2
LINGTEC Constructors, L.P.                     03-10106                        -                    -
EGS New Ventures Corp.                         03-10673                        -                    -
Louisiana Gas Marketing Company                03-10676                        -                    -
Louisiana Resources Company                    03-10678                        -                    -
LGMI, Inc.                                     03-10681                        -                    -
LRCI, Inc.                                     03-10682                        -                    -
Enron Communications Group, Inc.               03-10364                        -                    -
EnRock Management, LLC                         03-10369                        -                    -
ECI-Texas, L.P.                                03-11371                        -                    -
EnRock, L.P.                                   03-11373                        -                    -
ECI-Nevada Corp.                               03-11374                        -                    -
Enron Alligator Alley Pipeline Company         03-12088                        -                    -
Enron Wind Storm Lake I, LLC (a)               03-13151
ECT Merchant Investments Corp.                 03-13154                        -                    -
EnronOnline, LLC                               03-13155                        -                    -
St. Charles Development Company, LLC           03-13156                        -                    -
Calcasieu Development Company, LLC             03-13157                        -                    -
Calvert City Power I, LLC                      03-13158                        -                    -
Enron ACS, Inc.                                03-13159                        -                    -
LOA, Inc.                                      03-13160                        -                    -
Enron India LLC                                03-13234                        -                    -
Enron International Inc.                       03-13235                        -                    -
Enron International Holdings Corp.             03-13236                        -                    -
Enron Middle East LLC                          03-13237                        -                    -
Enron WarpSpeed Services, Inc.                 03-13238                        -                    -
Modulus Technologies, Inc.                     03-13239                        -                    -
Enron Telecommunications, Inc.                 03-13240                        -                    -
DataSystems Group, Inc.                        03-13241                        -                    -
Risk Management & Trading Corp.                03-13259                        -                    -
Omicron Enterprises, Inc.                      03-13446                        -                    -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of August 31, 2003
                                  (In Millions)

Debtor Company                                 Case No.                   Receivables           Payables
--------------------------------------------------------------------------------------------------------
EFS I, Inc.                                    03-13447                        -                    -
EFS II, Inc.                                   03-13451                        -                    -
EFS III, Inc.                                  03-13453                        -                    -
EFS V, Inc.                                    03-13454                        -                    -
EFS VI, Inc.                                   03-13457                        -                    -
EFS VII, Inc.                                  03-13459                        -                    -
EFS IX, Inc.                                   03-13460                        -                    -
EFS X, Inc.                                    03-13461                        -                    -
EFS XI, Inc.                                   03-13462                        -                    -
EFS XII, Inc.                                  03-13463                        -                    -
EFS XV, Inv.                                   03-13465                        -                    -
EFS XVII, Inc.                                 03-13467                        -                    -
Jovinole Associates                            03-13468                        -                    -
EFS Holdings, Inc.                             03-13469                        -                    -
Enron Operations Services Corp.                03-13489                        -                    -
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502                        -                    -
ECT Securities Limited Partnership             03-13644                        -                    -
ECT Securities LP Corp.                        03-13647                        -                    -
ECT Securities GP Corp.                        03-13649                        -                    -
KUCC Cleburne, LLC                             03-13862                        -                    -
Enron International Asset Management Corp.     03-13877                        -                    -
Enron Brazil Power Holdings XI Ltd.            03-13878                        -                    -
Enron Holding Company L.L.C.                   03-13879                        -                    -
Enron Development Management Ltd.              03-13880                        -                    -
Enron International Korea Holdings Corp.       03-13881                        -                    -
Enron Caribe VI Holdings Ltd.                  03-13882                        -                    -
Enron International Asia Corp.                 03-13883                        -                    -
Enron Brazil Power Investments XI Ltd.         03-13884                        -                    -
Paulista Electrical Distribution, L.L.C.       03-13885                        -                    -
Enron Pipeline Construction Services Company   03-13915                        -                    -
Enron Pipeline Services Company                03-13918                        -                    -
Enron Trailblazer Pipeline Company             03-13919                        -                    -
Enron Liquid Services Corp.                    03-13920                        -                    -
Enron Machine and Mechanical Services, Inc.    03-13926                        -                    -
Enron Commercial Finance Ltd.                  03-13930                        -                    -
Enron Permian Gathering Inc.                   03-13949                        -                    -
Transwestern Gathering Company                 03-13950                        -                    -
Enron Gathering Company                        03-13952                        -                    -
EGP Fuels Company                              03-13953                        -                    -
Enron Asset Management Resources, Inc.         03-13957                        -                    -
Enron Brazil Power Holdings I Ltd.             03-14053                        -                    -
Enron do Brazil Holdings Ltd.                  03-14054                        -                    -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068                        -                    -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Constriction Company                  03-14070                        -                    -
EFS IV, Inc.                                   03-14126                        -                    -
EFS VII, Inc.                                  03-14130                        -                    -
EFS XIII, Inc.                                 03-14131                        -                    -
Enron Credit Inc.                              03-14175                        -                    -
Enron Power Corp.                              03-14176                        -                    -
Richmond Power Enterprise, L.P.                03-14177                        -                    -
ECT Strategic Value Corp.                      03-14178                        -                    -
Enron Development Funding Ltd.                 03-14185                        -                    -
Atlantic Commercial Finance, Inc.              03-14223                        -                    -
The Protane Corporation                        03-14224                        -                    -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                              As of August 31, 2003
                                  (In Millions)

Debtor Company                                 Case No.                Receivables            Payables
--------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China              03-14225                        -                    -
Enron Development Corp.                        03-14226                        -                    -
ET Power 3 LLC                                 03-14227                        -                    -
Nowa Sarzyna Holding B.V.                      03-14228                        -                    -
Enron South America LLC                        03-14229                        -                    -
Enron Global Power & Pipelines LLC             03-14230                        -                    -
Portland General Holdings, Inc.                03-14231                        -                    -
Portland Transition Company, Inc.              03-14231                        -                    -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862                        -                    -
Victory Garden Power Partners I LLC (a)        03-14871
                                                                         ----------------------------

Combined Debtor Entities                                                 $   420               $  826
                                                                         ============================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
     02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                       For the Month Ended August 31, 2003
                                  (In Millions)

                                                                             Asset                       Book
Company                                       Date Closed                 Description                    Value         Proceeds
-------------------------------------------------------------------------------------------------------------------------------
Debtor Companies

ECT Merchant Investments Corp                   8/11/03     Sale of 100% interest in Nu Tech             $   3           $   3
                                                            Energy Alliance, Ltd.

Enron North America Corp.                       8/20/03     Sale of two NYMEX seats                          -               3

Non-Debtor Companies

Joint Energy Development Investments II         8/11/03     Sale of all remaining oil and gas               31              31
(JEDI II)                                                   interests held by BTex LLC (Bonne Terre)

JEDI II / ECT Europe Finance Inc.               8/26/03     Sale of Octagon loan facility agreement,         3               1
                                                            owned by JEDI II (50%) and ECT Europe
                                                            Finance Inc. (50%)